Provision for Income Taxes - Schedule of Deferred Tax Assets (Details) - Omnim2m, Inc [Member] - USD ($)	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Net operating loss before non-deductible items	$ (251,046)	$ (216,017)
Tax rate	34.00%	34.00%
Total deferred tax assets	$ 85,356	$ 73,446
Less: Valuation allowance	(85,356)	(73,446)
Net deferred tax assets